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                           NEW IRELAND FUND LOGO ART

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                  Cover Photograph -- Mount Errigal Co. Donegal


                              Third Quarter Report
                                  July 31, 2002


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                  COVER PHOTOGRAPH -- MOUNT ERRIGAL CO. DONEGAL
                    Provided courtesy of Irish Tourist Board.


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                             LETTER TO SHAREHOLDERS

Dear Shareholder,

INTRODUCTION

     Difficult stock market conditions persisted throughout the Fund's most recent quarter resulting in a decline in the Irish equity market index, in euro terms, of 17.6% and a lesser decline, in U.S. dollar terms, of 10.3%. While the stocks held by the Fund benefited from the strength in the euro vis-a-vis the dollar, the Fund's Net Asset Value (NAV) still declined by 12.6% over the same period ending the quarter at $11.39. The Davy Irish Technology Index declined by 35.4% in U.S. dollar terms, in the quarter, as operating conditions across the technology and telecom sectors continued to worsen. This performance in both the overall market and the technology sector mirrored developments in international stock markets.

     The substantial declines in global equity markets serves to reinforce the current bear phase in stock markets. Illustrative of this is the fact that, at the end of July similar to most international markets, the Irish stock market index had fallen back to early 1998 levels. All of these factors contributed to making the quarter one of the most difficult in the Fund's history.

     In the first nine months of the Fund's fiscal year, we continued to implement the Share Repurchase Program with 249,900 shares being repurchased and retired at a cost of $2,617,377. After adjustment for last year's capital distribution of 196,433 shares, these repurchases represented a reduction of 4.7% of the shares in issue and they had a positive impact on the Fund's NAV of 11 cents per share.

ECONOMIC REVIEW

     While, over the past number of months, there has been some encouraging signs of domestic economic stability in Ireland, the international picture has deteriorated somewhat with many commentators focussing on the potential for a double-dip recession in the U.S. and the consequential negative impact that this would have on global economic recovery.

     Ireland is an open economy and the outlook for global growth has an important impact on its economy. The most recently available data, on Irish industrial production and exports, indicates a rebound in activity but such data pre-dates the more recent concerns over the sustainability of global economic recovery. In the first five months of 2002, industrial production increased by 7% in volume terms in comparison to 2001. It is worth highlighting that the performance of the pharmaceutical sector has been a key driver in relation to these figures.

     There has been a steady decline in the growth rate of Irish retail sales in 2002. In the first five months of the year, retail sales volumes increased by only 1.0% over 2001 levels, and by 2.9%, if auto sales are excluded. In addition to this, sluggish consumer spending and lower corporate profits are contributing to a deteriorating fiscal situation. Because of this, fiscal discipline has been a significant issue over the past number of months and the government is now

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moving quickly to limit the anticipated budget deficit as a consequence of lower than budgeted tax receipts. However, one should not overstate these difficulties as Ireland has been enjoying significant budget surpluses over the past number of years with its Debt/GDP ratio of 36.5%, at the end of 2001, being amongst the lowest in Europe.

     Inflation continues to decline, falling to 4.2% in July. Over the remainder of 2002, we expect the inflation rate to continue to improve as the strength of the euro and the slowing economy helps to alleviate pricing pressures.

     As stated in previous reports, on an overall basis, Ireland's current economic performance compares favorably with most OECD countries but the data continues to confirm that the economy is moving to a lower growth path as compared to the hyper-growth experience of the 1990's. The Irish Central Bank is forecasting that the Irish economy will grow at 3.25% in 2002.

EQUITY MARKET REVIEW

     As already discussed, the Irish stock market declined by 17.6%, in local currency terms, in the quarter ended July 31, 2002. However, despite this significant decline, the Irish market still managed to outperform the majority of international markets over the quarter.

                           QUARTER ENDED JULY 31, 2002

                                      LOCAL CURRENCY            U.S. $
                                      --------------           -------
Irish Equities (ISEQ)                     -17.6%                -10.3%
Davy Irish Tech Index                     -40.5%                -35.4%

S&P 500                                   -15.4%                -15.4%
NASDAQ                                    -21.3%                -21.3%
UK Equities (FTSE 100)                    -17.8%                -11.8%
Japanese Equities                         -14.1%                 -7.9%

Euroland Equities Eurostoxx               -23.9%                -17.3%
Neuer Markt                               -36.6%                -31.1%
German Equities (DAX)                     -26.2%                -19.8%
French Equities (CAC)                     -23.5%                -16.7%
Dutch Equities (AEX)                      -28.9%                -22.8%

     Faltering economic recovery, a collapse in investor confidence and corporate governance issues contributed to a decline in equity valuations and rising equity risk premiums around the world. A more defensive mix of companies and reasonable valuations helped the Irish market outperform most other European markets in the quarter.

     There were very few bright spots in the portfolio over the quarter. Ryanair (+1.5% in the quarter) continues to execute its low-cost airline expansion strategy and the most recent quarterly results (June 2002) were impressive given the difficult economic conditions. Sales increased by 25.5% in the second quarter, operating profits rose by 27.9% and EPS by 36.5% as compared with the same period last year. Strong organic growth and good medium term

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growth  potential  underpins what continues to be a relatively high valuation of
24.4x P/E for 2002.

     AIB (-16.4% in quarter) - following the announcement of foreign exchange losses at their U.S. subsidiary, the Bank continued to rebuild investor confidence with a solid set of first half 2002 results. AIB's pre-tax profits of Euro 703m and EPS of 61.5 cents were 5% and 8% respectively, ahead of 2001 levels. These results compare favourably with bank results around Europe and the Bank's relatively modest end quarter valuation - P/E 2002 10.5x and yield 2002 3.9% - has helped it outperform the European bank sector over both the quarter under review and the calendar year, to date.

     The Irish technology sector continues to suffer, with IONA being the latest casualty of the collapse in corporate spending on IT products. The company surprised the market when it announced that demand for its products in the second quarter of 2002 was substantially below expectations. The stock collapsed 84% from $13.25 to $2.10, to a market capitalization of $67 million. Although the company has net cash of $99 million, it must move quickly to reduce headcount in order to realign its cost base with limited near-term revenue opportunities.

     As highlighted in recent reports and given the conditions currently facing the sector, the Fund has not, to any significant extent, increased its exposure to TMT companies.

CURRENT OUTLOOK

     For all the reasons referred to earlier, many equity markets are facing their third successive year of negative returns and some investors are questioning the longer-term investment case for equities versus other asset classes. In many markets, including Ireland, forecasted earnings yields on stocks for 2003 are now in excess of relevant bond yields and this is something that has only been seen on rare occasions over the past 30 years. This, no doubt, is a reflection of geopolitical turmoil, corporate governance issues and the slowdown in economic and corporate earnings growth. However, over the years, these risks have been regular companions for equity investors so it is quite possible that we will see a reversal of this yield pattern in the period ahead.

     The bursting of the equity bubble of the late 1990's has been painful but we are now more confident of the absolute value in Irish stocks than we have been at any time over the past number of years.

     Sincerely,
     /S/ SIGNATURE

     Peter Hooper
     Chairman

     September 10, 2002

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                 PORTFOLIO BY MARKET SECTOR AS OF JULY 31, 2002
                           (PERCENTAGE OF NET ASSETS)

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           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Telecommunications                      4.62%
Utility/Public Services                 2.06%
Other Assets                            0.27%
Computer Software and Services          6.94%
Construction and Building Materials    15.77%
Consumer Goods                         14.27%
Financial                              15.90%
Food and Beverages                     20.12%
Leisure and Hotels                      8.12%
Transportation                          6.72%
Pharmaceuticals                         3.06%
Publishing and Printing                 1.62%
Technology                              0.53%






                  TOP 10 HOLDINGS BY ISSUER AS OF JULY 31, 2002

HOLDING                         SECTOR                          % OF NET ASSETS
-------                         ------                          ---------------
Kerry Group PLC, Series A       Food and Beverages                     15.42%
Allied Irish Banks PLC          Financial                              13.70%
CRH PLC                         Construction and Building Materials    12.93%
United Drug PLC                 Consumer Goods                          7.37%
Ryanair Holdings PLC            Transportation                          6.71%
Jury's Doyle Hotel Group PLC    Leisure and Hotels                      6.54%
Spectel PLC                     Computer Software and Services          5.20%
DCC PLC                         Consumer Goods                          4.10%
Fyffes PLC                      Food and Beverages                      3.08%
Galen Holdings PLC              Pharmaceuticals                         3.06%


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THE NEW IRELAND FUND, INC.

PORTFOLIO HOLDINGS (UNAUDITED)
--------------------------------------------------------------------------------


July 31 2002                                          Shares        Value (U.S.)
--------------------------------------------------------------------------------

COMMON STOCKS (99.73%)

COMMON STOCKS OF IRISH COMPANIES (96.67%)

COMPUTER SOFTWARE AND SERVICES (6.94%)
     Datalex Corporation PLC*                         157,500      $     50,400
     Datalex Corporation PLC-ADR*
      (One ADR Represents Two Ordinary Shares)        345,000           223,249
     IONA Technologies PLC-ADR*                       169,300           355,530
     Riverdeep Group PLC- SPONSORED ADR*               25,000           375,250
     Spectel PLC+
      (8/4/00, 11/22/00,11/30/01-Cost $2,699,475)   1,800,248         3,010,386
                                                                   ------------
                                                                      4,014,815
                                                                   ------------
CONSTRUCTION AND BUILDING MATERIALS (15.77%)
     CRH PLC                                          500,577         7,484,337
     Kingspan PLC                                     800,000         1,647,107
                                                                   ------------
                                                                      9,131,444
                                                                   ------------
CONSUMER GOODS (14.27%)
     DCC PLC                                          250,000         2,372,619
     ICON PLC-ADR*                                     85,000         1,625,200
     United Drug PLC                                  327,050         4,264,601
                                                                   ------------
                                                                      8,262,420
                                                                   ------------
FINANCIAL (15.90%)
     Allied Irish Banks PLC                           660,338         7,930,763
     FBD Holdings PLC                                 260,000         1,274,548
                                                                   ------------
                                                                      9,205,311
                                                                   ------------
FOOD AND BEVERAGES (20.12%)
     Fyffes PLC                                     1,367,400         1,783,035
     Greencore Group PLC                              352,568           940,209
     Kerry Group PLC, Series A                        659,750         8,926,292
                                                                   ------------
                                                                     11,649,536
                                                                   ------------
LEISURE AND HOTELS (8.12%)
     Jury's Doyle Hotel Group PLC                     431,792         3,788,874
     Paddy Power PLC                                  186,365           913,581
                                                                   ------------
                                                                      4,702,455
                                                                   ------------
PUBLISHING AND PRINTING (1.62%)
     Independent News & Media PLC                     578,142           935,257
                                                                   ------------

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THE NEW IRELAND FUND, INC.

PORTFOLIO HOLDINGS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


July 31 2002                                          Shares        Value (U.S.)
--------------------------------------------------------------------------------

COMMON STOCKS OF IRISH COMPANIES (CONTINUED)

TECHNOLOGY (0.53%)
     Horizon Technology Group PLC*                  1,359,817      $    306,635
                                                                   ------------
TELECOMMUNICATIONS (4.62%)
     Alphyra Group PLC*                               540,000           958,263
     Conduit PLC - Registered Shares GDR*             575,000         1,493,917
     Parthus Technologies PLC*                        625,000           222,126
     Twelve Horses Ltd.+
     (5/25/00-Cost $500,000)                          625,000                 0
                                                                   ------------
                                                                      2,674,306
                                                                   ------------
TRANSPORTATION (6.72%)
     Ryanair Holdings PLC*                            650,000         3,887,369
                                                                   ------------
UTILITY/PUBLIC SERVICES (2.06%)
     NTR PLC*                                         125,000         1,194,888
                                                                   ------------
TOTAL COMMON STOCKS OF IRISH COMPANIES
  (Cost $48,353,792)                                                 55,964,436
                                                                   ------------
COMMON STOCKS OF UNITED KINGDOM COMPANIES (3.06%)
  (Cost U.S. $2,582,083)

PHARMACEUTICALS (3.06%)
   Galen Holdings PLC                                 354,419         1,771,763
                                                                   ------------
TOTAL INVESTMENT COMPANIES BEFORE FOREIGN CURRENCY
  (Cost U.S. $50,935,875)                                          $ 57,736,199
                                                                   ------------
                                                       FACE
FOREIGN CURRENCY ON DEPOSIT (0.11%)                    VALUE
     (Interest Bearing)                             ----------
     British Pounds Sterling                    (pound)   540      $        843
     Euro                                            A 63,835            62,586
                                                                   ------------
TOTAL FOREIGN CURRENCY ON DEPOSIT
   (Cost $64,206)**                                                      63,429
                                                                   ------------
TOTAL INVESTMENTS (99.84%)
   (Cost $51,000,081)                                                57,799,628
                                                                   ------------
OTHER ASSETS AND LIABILITIES (0.16%)                                     91,655
                                                                   ------------
NET ASSETS (100.00%)
                                                                   $ 57,891,283
                                                                   ============
--------------------------------------------------------------
    *  Non-income producing security.
   **  Foreign currency held on deposit at the Bank of Ireland.
    + Not readily marketable and non-income producing security. Dates represent acquisition date.
  ADR  -American Depository Receipt traded in U.S. dollars
  GDR  -Global Depository Receipt traded in U.S. dollars


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                           THE NEW IRELAND FUND, INC.
                             DIRECTORS AND OFFICERS
                     Peter J. Hooper   - Chairman of the Board
                     James J. Boyle    - Director
                     William P. Clark  - Director
                     Denis Curran      - President and Director
                     Denis P. Kelleher - Director
                     James M. Walton   - Director
                     Richard H. Rose   - Treasurer
                     Hugh Carter       - Assistant Treasurer
                     Linda J. Hoard    - Secretary

                          PRINCIPAL INVESTMENT ADVISOR
                 Bank of Ireland Asset Management (U.S.) Limited
                               75 Holly Hill Lane
                          Greenwich, Connecticut 06830

                                   CONSULTANT
                              Salomon Smith Barney
                           125 Broad Street, 9th Floor
                            New York, New York 10004

                                  ADMINISTRATOR
                                    PFPC Inc.
                               101 Federal Street
                           Boston, Massachusetts 02110

                                   CUSTODIANS
                                 Bank of Ireland
                               Lower Baggot Street
                                Dublin 2, Ireland

                              Chase Manhattan Bank
                            Global Investor Services
                      4 Chase Metro Tech Center 18th Floor
                            Brooklyn, New York 11245

                           SHAREHOLDER SERVICING AGENT
                     American Stock Transfer &Trust Company
                                 40 Wall Street
                            New York, New York 10005

                                  LEGAL COUNSEL
                               Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                               160 Federal Street
                                Boston, MA 02110

                                 CORRESPONDENCE
                   All correspondence should be addressed to:
                           The New Ireland Fund, Inc.
                                  C/0 PFPC Inc.
                               101 Federal Street
                                    6th Floor
                           Boston, Massachusetts 02110

                   TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
                        1-800-GO-TO-IRL (1-800-468-6475)

                                WEBSITE ADDRESS:
                             www.newirelandfund.com

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IR-QTR 07/02